UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2019

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of First Choice Bancorp (the “Company”) was held on Tuesday, June 11, 2019. There were 8,922,851 shares represented and voting at the annual meeting, or approximately 76.44% of the total shares issued, outstanding and eligible to vote at the meeting. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

(a)	The following eight (8) persons were elected to the Company’s Board of Directors to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTE	PERCENTAGE VOTING IN “FOR”
Robert M. Franko	5,877,090	18,418	3,027,343	65.87%
James H. Gray	5,863,789	31,719	3,027,343	65.72%
Peter H. Hui	5,859,800	35,708	3,027,343	65.67%
Fred D. Jensen	5,863,789	31,719	3,027,343	65.72%
Luis Maizel	5,879,902	15,606	3,027,343	65.90%
Pravin C. Pranav	5,859,283	36,225	3,027,343	65.67%
Maria S. Salinas	5,880,252	15,256	3,027,343	65.90%
Phillip T. Thong	5,860,707	34,801	3,027,343	65.68%

(b)	In an advisory (non-binding) vote, the Company’s shareholder approved the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,804,978	38,523	52,007	3,027,343

(c)	In an advisory (non-binding) vote, the Company’s shareholder voted to hold a shareholder advisory vote on the compensation paid to the Company’s Named Executive Officers every year as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
3,604,713	98,931	2,144,680	47,184	3,027,343

(d)	The Company’s shareholders ratified the appointment of Vavrinek, Trine, Day & Co., LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019 as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,892,229	500	80,122	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: June 17, 2019	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

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